Exhibit 99.1

Second Quarter 2018 Investor Presentation  June 4, 2018

Certain statements contained in this investor presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, long-term performance goals, prospects, results of operations, the performance of the Company’s Banking and Mortgage Segments, strategic initiatives, the benefits, cost and synergies of the Clayton Banks acquisition, the timing, benefits, costs and synergies of future acquisitions, disposition and other growth opportunities and the performance of the banking and mortgage industry and the condition of the economy in general. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this investor presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this investor presentation including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, and Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 10, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this investor presentation, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.TerminologyIn this investor presentation, references to “we,” “our,” “us,” “FB Financial” or “the Company” refer to FB Financial Corporation, a Tennessee corporation, and our wholly owned bank subsidiary, FirstBank, a Tennessee state-chartered bank, unless otherwise indicated or the context otherwise requires. References to “Bank” or “FirstBank” refer to FirstBank, our wholly owned bank subsidiary.Contents of Investor PresentationExcept as is otherwise expressly stated, the contents of this investor presentation are presented as of the date on the front cover of this investor presentation. Market Data Market data used in this investor presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. We did not commission the preparation of any of the sources or publications referred to in this presentation. We have not independently verified the data obtained from these sources, and, although we believe such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this investor presentation.   Forward looking statements

Use of non-GAAP financial measures  This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and charges in the periods presented. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. Below is a listing of the non-GAAP financial measures used in this investor presentation. Adjusted net income and earnings per share, pro forma adjusted net income and earnings per share, the core efficiency ratio (tax equivalent basis), the Banking segment core efficiency ratio (tax-equivalent basis), the Mortgage segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets, equity and tangible common equity pro forma adjusted return on average assets, equity and tangible common equity and pro forma adjusted total revenue are non-GAAP measures that exclude merger-related and conversion expenses, one time IPO equity grants, securities gains (losses), gain (loss) on sale of other real estate owned, and other selected items. The Company’s management uses these measures in their analysis of the Company’s performance. The Company’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. Tangible book value per common share and tangible common equity to tangible assets are non-GAAP measures that exclude the impact of goodwill and other intangibles and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill and other intangibles vary extensively from company to company, we believe that the presentation of these non-GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is provided in the Appendix to this investor presentation.

 Strategic drivers    Great Place to Work  Strategic M&A    Experienced Senior Management Team  Elite Financial Performer  Scalable Banking and Mortgage Platforms  Local Decision Makers in Attractive Metro and Community Markets 3

1984 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2014 2015 2016 2017 2018 Over 110 years of history in Tennessee 2003: Acquired The Bank of Murfreesboro in Nashville MSA 2007: Acquired branches from AmSouth Bank in Tennessee community markets 1984 1988 1996 1999 2001 2003 2004 2006 2012 2013 2015 Year: 2001: Opened branches in Nashville and Memphis 2004: Opened branch in Knoxville Acquisitions Organic growth Other 1999: Acquired First State Bank of Linden 1906 2010 2007 2008 2008: Opened two branches in Chattanooga 1990 1996: Purchased Bank of West Tennessee   (Lexington) and Nations Bank branch (Camden) 2001: Acquired Bank of Huntingdon 2014 2014: Opened  branch in Huntsville, Alabama 1990: Jim Ayers acquired sole control of the Bank 2016 $0.3 $0.5 $0.8 $1.1 $1.1 $1.5 $2.2 $2.4 $2.9 $3.3 $1.9 $2.1 $2.1 $4.7 2016: Completed core operating platform conversion 2015: Awarded “Top Workplaces" by The Tennessean 2016: Rebranded to FB Financial and Completed IPO 1988: Purchased assets of First National Bank of Lexington; Changed franchise name to FirstBank1984: Jim Ayers and associate acquired the Bank 2015: Acquired Northwest Georgia Bank in Chattanooga MSA Total assets ($bn) 2017 2017: Acquired Clayton Bank and Trust (Knoxville, TN)and  American City Bank (Tullahoma, TN) 2018 $4.7 2016: Completed integration of Northwest Georgia Bank  in Chattanooga MSA 4

 Snapshot of FB Financial today  Financial highlights  Company overview  Second largest Nashville-headquartered bank and third largest Tennessee-based bankOriginally chartered in 1906, one of the longest continually operated banks in Tennessee Completed the largest bank IPO in Tennessee history in September 2016Mr. James W. Ayers is a current ~44% owner of FB Financial following recent secondary offeringAttractive footprint in both high growth metropolitan markets and stable community marketsLocated in six attractive metropolitan markets in Tennessee, Alabama and GeorgiaStrong market position in twelve community marketsMortgage offices located throughout footprint and strategically across the southeastProvides the personalized, relationship-based service of a community bank with the products and capabilities of a larger bankPersonal banking, commercial banking, investment services, trust and mortgage bankingLocal people, local knowledge and local authority  Note: Unaudited financial data as of March 31, 20181 Non-GAAP financial measure. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto.  Current organizational structure  Balance sheet data ($mm)  3/31/2018  Total assets  $4,725  Loans - HFI  3,245  Total deposits  3,766  Shareholder’s equity  611  Key metrics – (%)  YTD 3/31/2018  Pro forma adjusted ROAA (%)  1.791  Adjusted ROATCE (%)  18.71  NIM (%)  4.64  Core Efficiency (%)  65.51  Tangible Common Equity/ Tangible Assets (%)  10.11  100% stockholder of FirstBank 5

A leading community bank headquartered in Tennessee Top 10 banks in Tennessee¹ Top 10 banks under $25bn assets in Tennessee¹ Source: SNL Financial; Note: Deposit data as of June 30, 2017; Pro forma for completed acquisitions since June 30, 2017 and pending acquisitions announced as of April 30, 2018. 1 Sorted by deposit market share, deposits are limited to Tennessee. 2 Community bank defined as banks with less than $25bn in assets. #2 community bank in Tennessee2 Rank Name Headquarters Branches (#) Total deposits ($bn) Deposit market share (%) Percent of company deposits (%) 1 First Horizon Memphis, TN 202 $22.9 15.5% 74.5% 2 Regions Birmingham, AL 221 18.7 12.6% 18.8% 3 SunTrust Atlanta, GA 127 13.7 9.3% 8.4% 4 Bank of America Charlotte, NC 58 11.5 7.8% 0.9% 5 Pinnacle Nashville, TN 46 9.7 6.6% 61.1% 6 FB Financial Nashville, TN 56 3.6 2.4% 93.8% 7 U.S. Bancorp Minneapolis, MN 103 3.2 2.2% 1.0% 8 Franklin Financial Franklin, TN 14 2.9 2.0% 100.0% 9 BB&T Winston-Salem, NC 47 2.7 1.8% 1.7% 10 Wilson Lebanon, TN 27 2.0 1.4% 100.0% Rank Name Headquarters Branches (#) Total deposits ($bn) Deposit market share (%) Percent of company deposits (%) 1 Pinnacle Nashville, TN 46 9.7 6.6% 61.1% 2 FB Financial Nashville, TN 56 3.6 2.4% 93.8% 3 Franklin Financial Franklin, TN 14 2.9 2.0% 100.0% 4 Wilson Lebanon, TN 27 2.0 1.4% 100.0% 5 Simmons First Pine Bluff, AR 45 2.0 1.4% 18.0% 6 Home Federal Knoxville, TN 23 1.7 1.2% 100.0% 7 Renasant Tupelo, MS 18 1.5 1.0% 15.0% 8 First Citizens Dyersburg, TN 24 1.3 0.9% 100.0% 9 Reliant Bancorp Brentwood, TN 15 1.3 0.9% 100.0% 10 BancorpSouth Tupelo, MS 27 1.3 0.9% 8.8% 6

Attractive footprint with balance between stable community markets and high growth metropolitan markets 1 Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2017 and is presented on a pro forma basis for completed acquisitions since June 30, 2017 and pending acquisitions as of April 30, 2018. Size of bubble represents size of company deposits in a given market. 2Financial and operational data as of March 31, 2018. Nashville MSA Knoxville MSA Chattanooga MSA Huntsville MSA Memphis MSA Jackson MSA Metropolitan markets Community markets Our current footprint1 Total loans (excluding HFS)2 Other12% Total full service branches2 Totaldeposits2 Mortgage / Other 7% Market rank by deposits: Nashville (13th) Chattanooga (7th) Jackson (3rd) Memphis (23rd) Knoxville (10th) Huntsville (19th) Metropolitan 64% Community 24% Community 43% Metropolitan 57% Metropolitan 55% Community 38% 7

Well positioned in attractive metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  Nashville rankings: “The new 'it' City” – The New York Times1   Most attractive mid-sized cities for business3  # 2  Home to leading companies…with more on the way  Nashville growth  Population growth 2010 – 2018 (%)  Projected median HHI growth 2018 – 2023 (%)  Projected population growth 2018 – 2023 (%)  Located in northern Alabama One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States6th largest county by military spending in the country  Huntsville  Chattanooga  4th largest MSA in TNDiverse economy with over 24,000 businesses Employs over 260,000 people Focused on attracting tech companies and start-ups; first municipality to debut a gigabit network  Memphis  2nd largest MSA in TNDiversified business base and has the busiest cargo airport in North America11.5 million tourists visit annually, generating more than $3.3 billion for the local economy in 2016   Knoxville  3rd largest MSA in TN Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billionWell situated to attract the key suppliers and assembly operations in the Southeast  Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS; 1 January 8, 2013 “Nashville Takes its Turn in the Spotlight”; 2 Forbes, June 2017; 3 KPMG, April 2014; 4 Headlight Data, July 2017; 5 ACBJ, October 2017.  8th largest MSA in TNComplements and solidifies our West Tennessee franchiseFirstBank is an established leader with #3 market share  Jackson  Metro for professional and business service jobs2  # 1  North America HQ    “AllianceBernstein LP to establish global headquarters in Nashville…to base 1,050 jobs in Davidson county”   Healthiest economy in top 100 metro areas5  # 4  Fastest growing large metro economy4  # 3 8

Three months endedMarch 31, 2018      Non-GAAP adjusted results1  Reported GAAP results  Diluted earnings per share  $0.66  $0.63  Net income ($mm)  $20.6  $19.8  Net interest margin   4.64%  4.64%  Return on average assets   1.79%  1.71%  Return on average equity  14.0%  13.4%  Return on average tangible common equity  18.7%  17.9%  Efficiency ratio  65.5%  68.7%  1Q 2018 highlights  Key highlights  Financial results  1 Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto.2 Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which resulted in 20 basis points of net interest margin during 1Q 2018.  Adjusted diluted EPS1 of $0.66, resulting in adjusted ROAA1 of 1.79%Loans (HFI) grew to $3.24 billion, a 70.7% increase from 1Q 2017; grew 10.0% annualized from 4Q 2017Customer deposits grew to $3.68 billion, a 36.5% increase from 1Q 2017; grew 12.0% annualized from 4Q 2017, while controlling deposit costs of 0.55%Continued customer-focused balance sheet growth resulting in a net interest margin of 4.64% for 1Q 2018Banking Segment core efficiency ratio1 improved to 55.2% in 1Q 2018, down 921 basis points from 1Q 2017Mortgage banking revenue of $26.5 million, a 5.5% increase from 1Q 2017, driven by interest rate lock commitment (IRLC) volume of $2.1 billion for the quarter, up 33.2% from 1Q 2017Paid initial quarterly dividend of $0.06 per common share to shareholders of record as of April 30, 2018, driven by robust capital generationCompleted $151.8 million Secondary Offering on May 31, 2018  2 9

0.64% 0.84% 0.91% 1.21% 1.46% 1.52% 1.79% 2012 2013 2014 2015 2016 2017 1Q18 4.17% 2.12% 1.21% 0.68% 0.54% 0.32% 0.30% 2012 2013 2014 2015 2016 2017 1Q18 3.52% 3.75% 3.93% 3.97% 4.10% 4.46% 4.64% 2012 2013 2014 2015 2016 2017 1Q18 Consistently delivering balanced profitability and growth Drivers of profitability Pro forma return on average assets, adjusted1 Net interest margin $38 $41 $51 $92 $145 $142 $33 2012 2013 2014 2015 2016 2017 1Q18² Noninterest income ($mm) 73% 77% 84% 81% 88% 101% 97% 68% 74% 74% 70% 69% 86% 86% 5% 3% 10% 11% 19% 15% 11% 2012 2013 2014 2015 2016 2017 1Q18 Loans excluding HFS Loans HFS Loans / deposits 1Pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 33.76%, 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2012, 2013, 2014, 2015, and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. Non-GAAP financial measures. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 21Q18 reflects quarterly, non-annualized data. NPLs (HFI) / loans (HFI) (%) 10

Total Loans HFI: $1,240 million 1-4 family19% 1-4 family HELOC13% Multifamily3% C&D8% CRE14% C&I38% Other5% 1-4 family15% 1-4 family HELOC6% Multifamily2% C&D14% CRE17% C&I40% Other6% Consistent loan growth and balanced portfolio Total loan growth1($mm) and commercial real estate concentration Loan portfolio breakdown1 4Q 2012 1Q 2018 Total Loans HFI: $3,245 million 1Exclude HFS loans; C&I includes owner-occupied CRE; CRE excludes owner-occupied CRE. 2Risk-based capital at FirstBank as defined in Call Report. $1,240 $1,341 $1,416 $1,702 $1,849 $3,167 $3,245 2012 2013 2014 2015 2016 2017 1Q18 Commercial real estate (CRE) concentration2 % of risk-based Capital 12/31/16 12/31/17 3/31/18 C&D loans subject to 100% risk-based capital limit 81% 96% 98% Total CRE loans subject to 300% risk-based capital limit 185% 228% 229% 11

Peer-leading net interest margin remains strong Historical yield and costs 1Includes tax-equivalent adjustment. 2Data for nonaccrual interest collections not available prior to 2016. NM = not meaningful NIM (%) 3.52% 3.75% 3.93% 3.97% 4.10% 4.46% 4.64% Impact of accretion and nonaccrual interest collections (%)2 NM NM NM 0.01% 0.17% 0.24% 0.20% Deposit cost (%) 0.78% 0.48% 0.36% 0.30% 0.29% 0.42% 0.55% Loan (HFI) yield 2016 2017 1Q18 Contractual interest rate on loans HFI1 4.69% 4.95% 5.28% Origination and other loan fee income 0.41% 0.32% 0.37% 5.10% 5.27% 5.65% Nonaccrual interest collections2 0.06% 0.14% 0.05% Accretion on purchased loans 0.20% 0.22% 0.21% Loan syndication fees 0.05% 0.03% 0.01% Total loan yield (HFI) 5.41% 5.66% 5.92% Average interest earning assets Yield on loans Cost of deposits NIM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2012 2013 2014 2015 2016 2017 1Q18 Avg. interest earning assets ($mm) Yields and Costs (%) 12

Noninterest-bearing 25% Stable, low cost core deposit franchise $340 $357 $438 $627 $697 $888 $931 2012 2013 2014 2015 2016 2017 1Q18 $1,821 $1,804 $1,924 $2,438 $2,672 $3,664 $3,766 2012 2013 2014 2015 2016 2017 1Q18 Total deposits ($mm) 1Includes mortgage servicing-related escrow deposits of$45.4 million and $53.7 million for the years ended December 31, 2016and 2017, respectively, and $74.1 million for the quarter ended March 31, 2018, none prior to those periods. Noninterest bearing deposits ($mm)1 Deposit composition as of March 31, 2018 Cost of deposits 18.7% 19.8% 22.8% 25.7% 26.1% 24.2% 24.7% 0.78% 0.48% 0.36% 0.30% 0.29% 0.42% 0.55% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2012 2013 2014 2015 2016 2017 1Q18 Noninterest bearing (%) Cost of total deposits (%) 51% Checking accounts Time 19% Savings 5% Money market 25% Interest-bearing checking 26% 1 1 13

94.5 $ 103.7 $ 23.5 $ 11.2 $ 3.5 $ (0.1) $ 12.1 $ 13.2 $ 4.8 $ -- $ (3.5) $ (1.7) $117.8 $116.9 $26.5 Mortgage operations overview Total mortgage pre-tax contribution (including retail footprint) of $2.1 million, compared to $3.0 million in 1Q 2017 We expect total mortgage pre-tax contribution (including retail footprint) to decline by $3-$5 million in 2Q-4Q 2018 compared to the pre-tax contribution in 2Q-4Q 2017 of $15.2 million During 1Q 2018, total mortgage pre-tax contribution represented 8.4% of the Company’s total pre-tax contribution, down from 19.6% in 1Q 2017 Continuing to focus on increasing efficiency as the business model continues to evolve Highlights Gain on Sale Total pre-tax contribution  (%) Mortgage production Consumer Direct Correspondent Third party originated Retail Retail footprint Total Mortgage (including retail footprint) Banking (excluding retail footprint) 8.4% 91.6% 1Q18 19.6% 80.4% 1Q17 2017 2016 2017 1Q18 Fair value changes Fair value MSR change Mortgage banking income ($mm) Servicing Revenue 2016 Total Income Total Mortgage decreased by 11.2percentage points 1Q18 $5.97bn $7.57bn IRLC volume: $2.13bn IRLC pipeline1: $533mm $504mm $693mm Refinance %: 60% 42% 42% Purchase %: 40% 58% 58% 1As of the respective period end. 14

Improving operating leverage remains a key objective Consolidated 1Q 2018 core efficiency ratio of 65.5% driven by Banking Segment core efficiency ratio of 55.2%, meeting our target level of sub-60% Bank’s investment in IT systems, including a new core system in 2016, created a scalable platform designed to drive and support growth across markets Continue technology enhancements to infrastructure to improve customer experience and efficiency Continuing to refine mortgage banking with operational efficiency improvements to maintain profitability 71.2% 69.2% 66.9% 64.4% 58.6% 55.2% 77.7% 75.4% 73.9% 73.1% 70.6% 67.3% 65.5% 98.0% 98.0% 89.2% 81.4% 82.4% 85.7% 2012 2013 2014 2015 2016 2017 1Q18 Banking Segment, declined 16.0 percentage points since 2013 Consolidated, declined 12.2 percentage points since 2012 Mortgage Segment Core efficiency ratio (tax-equivalent basis)1 Improving operating efficiency 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 15

Asset quality continues to improve 0.14% 0.35% 0.04% 0.10% 0.07% (0.13%) (0.01%) 2012 2013 2014 2015 2016 2017 1Q18 3.11% 2.41% 2.05% 1.50% 1.18% 0.76% 0.75% 2012 2013 2014 2015 2016 2017 1Q18 $65 $46 $70 $55 $55 $53 $0 $0 $0 $21 $16 $89 $86 2012 2013 2014 2015 2016 2017 1Q18 Classified Purchased credit impaired 4.17% 2.12% 1.21% 0.68% 0.54% 0.32% 0.30% 2.87% 1.72% 1.01% 0.86% 0.58% 1.53% 0.59% 2012 2013 2014 2015 2016 2017 1Q18 NPLs (HFI) / loans (HFI) NPAs / assets¹ Classified & PCI loans ($mm)2 Net charge-offs (recoveries) / average loans Nonperforming ratios LLR /  loans 1Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the fourth quarter of 2017. 2Classified loan data not available for 2012. 16

Strong capital position for future growth 1Total regulatory risk based capital, FB Financial Corporation. 2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. Capital position 12/31/16 12/31/17 3/31/18 Shareholder’s equity / Assets 10.1% 12.6% 12.9% TCE / TA2 8.7% 9.7% 10.1% Common equity tier 1 / Risk-weighted assets 11.0% 10.7% 11.0% Tier 1 capital / Risk-weighted assets 12.2% 11.4% 11.8% Total capital / Risk-weighted assets 13.0% 12.0% 12.3% Tier 1 capital / Average assets (Leverage Ratio) 10.1% 10.5% 10.7% Common Equity Tier 1 Capital89% Trust Preferred6% Tier 2 ALLL5% Total risk based  capital1: $507 million Simple capital structure Tangible book value per share $11.56 $11.58 $14.56 $14.99 3Q16 4Q16 4Q17 1Q18 Paid initial quarterly dividend of $0.06 per common share to shareholders of record as of April 30, 2018 17

M&A Strategy  Tuscaloosa Drive time from Nashville 3:30 / Huntsville 2:10Birmingham from Nashville 2:40 / Huntsville 1:30Atlanta 3:30 / Chattanooga 1:40Greenville 5:10 / Chattanooga 3:30 / Knoxville 2:40Asheville 4:20 / Knoxville 1:50Blacksburg 5:50 / Knoxville 3:20Roanoke 6:10 / Knoxville 3:40Bowling Green 1:00Glasgow 1:30  Consolidation strategy across existing and contiguous markets  Actively evaluate desirable opportunities in current and expansion markets, highlighted aboveFinancially attractive (EPS accretion, minimal TBV dilution)Cultural and strategic fitConsolidate across Tennessee as attractive opportunities arisePotential Targets in Current Footprint:20 banks headquartered in TN between $400 million and $750 million in assets10 banks between $750 million and $1 billion10 banks $1 billion to $3 billion in assets  Maintain positive, ongoing dialogue with targets to position ourselves as an option when they are ready to create a partnershipPotential Targets in Highlighted Markets:31 banks headquartered in highlighted MSAs $400 million - $3 billion in assets, 9 of which are greater than $1 billion15 additional banks in Community markets $400 million - $3 billion, 4 of which are greater than $1 billionExisting FirstBank Mortgage offices in Tuscaloosa, Birmingham, Atlanta and Greenville MSAs  Drive Times  Tuscaloosa:Nashville ~3.5 hoursHuntsville ~2 hoursBirmingham:Nashville >3 hoursHuntsville ~1.5 hoursAtlanta:Nashville ~3.5 hoursChattanooga <2 hoursGreenville:Nashville ~5 hoursKnoxville <3 hoursAsheville:Nashville ~4 hoursKnoxville ~2 hours  Atlanta  Birmingham  Tuscaloosa  Greenville  Asheville  BowlingGreen  Glasgow  Clarksville  Kingsport  JohnsonCity 18

    Appendix 19

Reconciliation of non-GAAP financial measures Pro forma net income, adjusted (Dollars in thousands) 1Q 2018 2017 2016 2015 2014 2013 2012 Pre-tax net income $ 25,236 $ 73,485 $ 62,324 $ 50,824 $ 34,731 $ 28,797 $ 21,974 Plus merger and conversion costs 1,193 19,034 3,268 3,543 - - - Less signficant gains (losses) on securities, other real estate owned and other items(1) - - (3,539) 4,638 2,000 - 1,331 Pre tax net income, adjusted $ 26,429 $ 92,519 $ 69,131 $ 49,729 $ 32,731 $ 28,797 $ 20,643 Pro forma income tax expense, adjusted(2) 5,793 34,749 25,404 18,425 11,662 10,185 6,897 Pro forma net income, adjusted $ 20,636 $ 57,770 $ 43,727 $ 31,304 $ 21,069 $ 18,612 $ 13,746 Weighted average common shares outstanding fully diluted 31,421,830 28,207,602 19,312,174 17,180,000 17,180,000 17,180,000 17,180,000 Pro forma diluted earnings per share, adjusted (Dollars in thousands) 1Q 2018 2017 2016 2015 2014 2013 2012 Pro forma diluted earnings per share, adjusted Diluted earning per share $ 0.63 $ 1.86 $ 2.10 $ 2.79 $ 1.89 $ 1.57 $ 1.19 Plus merger and conversion costs 0.04 0.67 0.17 0.21 - - - Less signficant gains (losses) on securities, other real estate owned and other items - - (0.18) 0.27 0.12 - 0.08 Tax effect (0.01) (0.49) 0.18 (1.44) (0.78) (0.49) (0.47) Pro forma diluted earnings per share, adjusted $ 0.66 $ 2.05 $ 2.26 $ 1.82 $ 1.23 $ 1.08 $ 0.80 1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2014 includes gain from securities; 2012 includes gain on sale of securities and loss on sale or write-downs of other real estate. 2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75%, 35.08%, 35.63%, 35.37%, and 33.76% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 1Q 2018 uses a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 20

Reconciliation of non-GAAP financial measures (cont’d) Tax-equivalent core efficiency ratio (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. (Dollars in thousands)1Q 2018201720162015201420132012Core efficiency ratio (tax-equivalent basis)Total noninterest expense56,151$ 222,317$ 194,790$ 138,492$ 102,163$ 89,584$ 83,874$ Less one-time equity grants - - 2,960 - 3,000 - - Less variable compensation charge related to cash settled equity awards- 635 1,254 - - - - Less merger and conversion expenses1,193 19,034 3,268 3,543 - - - Less loss on sales or write-downs of other real estate- - - - - - 2,339 Less impairment of mortgage servicing rights- - 4,678 194 - - - Less loss on sale of mortgage servicing rights- 249 4,447 - - - - Core noninterest expense54,958$ 202,399$ 178,183$ 134,755$ 99,163$ 89,584$ 81,535$ Net interest income (tax-equivalent basis)48,799 156,094 113,311 95,887 85,487 77,640 70,602 Total noninterest income33,275 141,581 144,685 92,380 50,802 41,386 38,047 Less bargain purchase gain- - - 2,794 - - - Less change in fair value on mortgage servicing rights(1,713) (3,424) - - - - - Less gain on sales or write-downs of other real estate owned and other assets(118) 110 1,179 (710) 151 158 - Less gain from securities, net(47) 285 4,407 1,844 2,000 34 3,670 Core noninterest income35,153 144,610 139,099 88,452 48,651 41,194 34,377 Core revenue83,952$ 300,704$ 252,410$ 184,339$ 134,138$ 118,834$ 104,979$ Efficiency ratio (GAAP)(1)68.72%75.40%76.20%74.36%76.14%76.66%78.85%Core efficiency ratio (tax-equivalent basis)65.46%67.31%70.59%73.10%73.93%75.39%77.67% 21

Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratio (Dollars in thousands) 1Q 2018 2017 2016 2015 2014 2013 Banking segment core efficiency ratio (tax equivalent) Core consolidated noninterest expense $ 54,958 $ 202,399 $ 178,183 $ 134,755 $ 99,163 $ 89,584 Less Mortgage segment noninterest expense(1) 18,910 77,346 84,191 46,094 21,730 18,326 Add impairment of mortgage servicing rights - - 4,678 194 - - Add loss on sale of mortgage servicing rights - 249 4,447 - - - Adjusted Banking segment noninterest expense 36,048 125,302 103,117 88,855 77,433 71,258 Adjusted core revenue 83,952 300,704 252,410 184,339 134,138 118,834 Less Mortgage segment noninterest income 20,363 90,196 92,209 51,472 22,177 18,698 Less change in fair value on mortgage servicing rights (1,713) (3,424) - - - - Adjusted Banking segment total revenue $ 65,302 $ 213,932 $ 160,201 $ 132,867 $ 111,961 $ 100,136 Banking segment core efficiency ratio (tax-equivalent basis) 55.20% 58.57% 64.37% 66.88% 69.16% 71.16% Mortgage segment core efficiency ratio (tax equivalent) Consolidated noninterest expense $ 56,151 $ 222,317 $ 194,790 $ 138,492 $ 102,163 $ 89,584 Less impairment on mortgage servicing rights - - 4,678 194 - - Less loss on sale of mortgage servicing rights - 249 4,447 - - - Less Banking segment noninterest expense(2) 37,241 144,971 110,599 92,398 80,433 71,258 Adjusted Mortgage segment noninterest expense $ 18,910 $ 77,097 $ 75,066 $ 45,900 $ 21,730 $ 18,326 Total noninterest income 33,275 141,581 144,685 92,380 50,802 41,386 Less Banking segment noninterest income 12,912 51,385 52,476 40,908 28,625 22,688 Less change in fair value on mortgage servicing rights (1,713) (3,424) - - - - Adjusted Mortgage segment total revenue $ 22,076 $ 93,620 $ 92,209 $ 51,472 $ 22,177 $ 18,698 Mortgage segment core efficiency ratio (tax-equivalent basis) 85.66% 82.35% 81.41% 89.17% 97.98% 98.01% 1 Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 2 Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles, depreciation and amortization, 22

Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratio 2018 2017 (Dollars in thousands) First Quarter First Quarter Banking segment core efficiency ratio (tax-equivalent basis) Core consolidated noninterest expense $ 54,958 $ 45,295 Less Mortgage segment noninterest expense(1) 18,910 17,670 Add loss on sale of mortgage servicing rights - - Adjusted Banking segment noninterest expense 36,048 27,625 Adjusted core revenue 83,952 61,802 Less Mortgage segment noninterest income 20,363 19,414 Less change in fair value on mortgage servicing rights (1,713) (501) Adjusted Banking segment total revenue $ 65,302 $ 42,889 Banking segment core efficiency ratio (tax-equivalent basis) 55.20% 64.41% Mortgage segment core efficiency ratio (tax equivalent) Consolidated noninterest expense $ 56,151 $ 46,417 Less loss on sale of mortgage servicing rights - - Less Banking segment noninterest expense(2) 37,241 28,747 Adjusted Mortgage segment noninterest expense $ 18,910 $ 17,670 Total noninterest income 33,275 31,087 Less Banking segment noninterest income 12,912 11,673 Less change in fair value on mortgage servicing rights (1,713) (501) Adjusted Mortgage segment total revenue $ 22,076 $ 19,915 Mortgage segment core efficiency ratio (tax-equivalent basis) 85.66% 88.73% 1 Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 2 Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles and depreciation. 23

Tangible book value per common share and tangible common equity to tangible assets Reconciliation of non-GAAP financial measures (cont’d) 20182017(Dollars in thousands)First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter Tangible Assets Total assets4,725,416$ 4,727,713$ 4,581,943$ 3,346,570$ 3,166,459$ 3,276,881$ 3,187,180$ Less goodwill137,190 137,190 138,910 46,867 46,867 46,867 46,867 Less intangibles, net14,027 14,902 12,550 4,048 4,171 4,563 5,090 Tangible assets4,574,199$ 4,575,621$ 4,430,483$ 3,295,655$ 3,115,421$ 3,225,451$ 3,135,223$ Tangible Common Equity Total shareholders' equity611,075$ 596,729$ 572,528$ 509,517$ 342,142$ 330,498$ 329,108$ Less goodwill137,190 137,190 138,910 46,867 46,867 46,867 46,867 Less intangibles, net14,027 14,902 12,550 4,048 4,171 4,563 5,090 Tangible common equity459,858$ 444,637$ 421,068$ 458,602$ 291,104$ 279,068$ 277,151$ Common shares outstanding30,671,763 30,535,517 30,526,592 28,968,160 24,154,323 24,107,660 23,975,122 Book value per common share19.92$ 19.54$ 18.76$ 17.59$ 14.16$ 13.71$ 13.73$ Tangible book value per common share14.99$ 14.56$ 13.79$ 15.83$ 12.05$ 11.58$ 11.56$ Total shareholders' equity to total assets12.93%12.62%12.50%15.23%10.81%10.09%10.33%Tangible common equity to tangible assets10.05%9.72%9.50%13.92%9.34%8.65%8.84%2016 24

Reconciliation of non-GAAP financial measures (cont’d) Return on average tangible common equity Return on average tangible common equity, adjusted 2018 (Dollars in thousands) First Quarter Total average shareholders' equity $ 599,198 Less average goodwill(1) 137,190 Less intangibles, net(1) 14,465 Average tangible common equity $ 447,544 Net income $ 19,754 Return on average tangible common equity 17.90% 2018 (Dollars in thousands) First Quarter Pre-tax net income $ 25,236 Adjustments: Add merger and conversion costs 1,193 Less signficant gains (losses) on securities, other real estate owned and other items - Less income tax expense, adjusted 5,793 Net income, adjusted $ 20,636 Return on average tangible common equity, adjusted 18.70% 1 Based on the average of the period-end balances as of December 31, 2017 and March 31, 2018. 25

Reconciliation of non-GAAP financial measures (cont’d) Pro forma return on average assets and equity, adjusted (Dollars in thousands)1Q 2018201720162015201420132012 Net income19,754$ 52,398$ 40,591$ 47,856$ 32,462$ 26,903$ 20,517$ Average assets4,678,494 3,811,158 3,001,275 2,577,895 2,311,297 2,205,264 2,143,957 Average equity599,198 466,219 276,587 228,844 203,615 192,460 189,043 Return on average assets1.71%1.37%1.35%1.86%1.40%1.22%0.96%Return on average equity13.37%11.24%14.68%20.91%15.94%13.98%10.85% Net income, adjusted20,636 57,770 43,727 31,304 21,069 18,612 13,746 Return on average assets, adjusted1.79%1.52%1.46%1.21%0.91%0.84%0.64%Return on average equity, adjusted13.97%12.39%15.81%13.68%10.35%9.67%7.27% 26